EXHIBIT 99.1
575 Maryville Centre Drive St. Louis, Missouri 63141, USA www.solutia.com

FOR IMMEDIATE RELEASE	NEWS

Media: Melissa Zona +1.314.674.5555 Investors: Susannah Livingston +1.314.674.8914

Solutia Mails Proxy Statement for Special Meeting of Stockholders to
Vote on Proposed Eastman Transaction

--Solutia and Eastman Receive Final Antitrust Approvals Required to Complete Transaction--

--Solutia and Eastman Expect to Close Transaction in First Week of July 2012--

ST. LOUIS, May 29, 2012 -- Solutia Inc. (“Solutia”) (NYSE: SOA) announced today that it has set the meeting date and mailed the proxy statement for the special meeting of its stockholders at which they will be asked to approve the previously announced acquisition of Solutia by Eastman Chemical Company (“Eastman”).

The special meeting will be held on June 29, 2012 at 10:00 a.m., New York local time, at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York.  Solutia stockholders of record as of the close of business on May 4, 2012 will be permitted to vote at the special meeting and any adjournment or postponement thereof.  Assuming receipt of stockholder approval of the merger transaction at the special meeting, Solutia and Eastman expect that the transaction will close in the first week of July 2012.

Under the terms of the merger agreement with Eastman, which was announced on January 27, 2012, Solutia stockholders will receive $22.00 in cash and 0.12 shares of Eastman common stock for each share of Solutia common stock as consideration in the merger.  The merger transaction is subject to the satisfaction or waiver of various closing conditions, including the approval of the merger agreement by Solutia stockholders.

On May 25, 2012, the U.S. Securities and Exchange Commission declared effective Eastman’s registration statement on Form S-4, which included a prospectus of Eastman for the shares of Eastman common stock to be issued in the merger and a proxy statement of Solutia for the special meeting.  Mailing of the proxy statement/prospectus for the special meeting to Solutia stockholders of record began on May 25, 2012.  The proxy statement/prospectus contains important information regarding the proposed merger transaction, and Solutia stockholders are urged to read it carefully.  The proxy statement/prospectus is also available online at http://www.sec.gov and http://www.solutia.com.

Solutia also announced today that the European Commission has cleared the proposed merger under the EC Merger Regulation.  The transaction has already been cleared by the US, Chinese, South Korean and Ukrainian antitrust regulators.  As a result of the receipt of the clearance from the European Commission, all antitrust clearances required to complete the proposed merger have been obtained.

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Notes to Editor:  SOLUTIA and the Radiance Logo™ and all other trademarks listed below are trademarks of Solutia Inc. and/or its affiliates.

Forward Looking Statements
This communication may contain forward-looking statements, which can be identified by the use of words such as "believes," "expects," "may," "will," "intends," "plans," "estimates" or "anticipates," or other comparable terminology, or by discussions of strategy, plans or intentions.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitation, statements regarding the proposed merger; prospective performance and opportunities of Solutia and Eastman and the outlook for their businesses; the development and delivery of new products; the anticipated timing and success in obtaining approvals relating to the merger; the expected timing of the completion of the merger; the ability to complete the merger considering the various closing conditions; and any assumptions underlying any of the foregoing.  These statements are based on Solutia's management's current expectations and assumptions, including assumptions about the industries in which Solutia operates. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.  For example, (1) Solutia may be unable to obtain stockholder approval required to complete the merger; (2) the conditions to the closing of the merger may not be satisfied or satisfaction of the conditions may delay or prevent the closing of the merger; (3) an unsolicited offer of another company to acquire assets or capital stock of Solutia could interfere with the merger; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may be unable to achieve synergies or other benefits of the merger or it may take longer than expected to achieve those synergies or benefits; (6) the merger may involve unexpected costs, unexpected liabilities or unexpected delays or other adverse effects on the companies; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (9) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (10) the companies may be adversely affected by other economic, business, and/or competitive factors. Discussions of some of these other important factors and assumptions are described in Solutia's most recent Annual Report on Form 10-K, including under "Risk Factors", and Solutia's quarterly reports on Form 10-Q and those risks and uncertainties described in Eastman's most recent Annual Report on Form 10-K, including under "Risk Factors", and Eastman's subsequent quarterly reports on Form 10-Q.  These reports can be accessed through the "Investors" section of Solutia's website at www.solutia.com and the "Investor Relations" section of Eastman's website at www.eastman.com, respectively.  Solutia and Eastman disclaim any intent or obligation to update or revise any forward-looking statements in response to new information, unforeseen events, changed circumstances or any other occurrence except as required by law.

Additional Information about the Merger and Where to Find It
Eastman has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of Solutia and a prospectus of Eastman relating to the merger.  The definitive proxy statement/prospectus is being mailed to stockholders of Solutia. Investors and stockholders of Solutia are urged to read the definitive proxy statement/prospectus and any other relevant documents filed with the SEC before making any voting or investment decision with respect to the merger because they contain or will contain important information about the merger and the parties to the merger.  These documents (and all other materials filed by Solutia or Eastman with the SEC) are or will be available at no charge on the SEC's website at www.sec.gov.

Participants in the Merger Solicitation
Solutia, Eastman and certain of their directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of Solutia's stockholders in connection with the merger.  Information regarding Eastman's directors and executive officers is available in Eastman's proxy statement filed with the SEC on March 21, 2012 in connection with its 2012 annual meeting of stockholders, and information regarding Solutia's directors and executive officers is available in Solutia's Form 10-K/A filed with the SEC on April 30, 2012 and in Solutia’s definitive proxy statement for the special meeting.  Additional information about the interests of potential participants is included in the definitive proxy statement and other relevant materials filed with the SEC in connection with the merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About Solutia
Solutia is a market-leading performance materials and specialty chemicals company. The company focuses on providing solutions for a better life through a range of products, including: Saflex® polyvinyl butyral interlayers for glass lamination and for photovoltaic module encapsulation and VISTASOLAR® ethylene vinyl acetate films for photovoltaic module encapsulation;  LLumar®, Vista™, EnerLogic®, FormulaOne®, Gila®, V-KOOL®, Huper Optik®, IQue™, Sun-X™ and Nanolux™ aftermarket performance films for automotive and architectural applications; XIR® and Heat Mirror® performance films that are incorporated into aftermarket window films, laminated glass products and suspended insulated glass units for use in automotive and architectural applications.  Flexvue™ advanced film component solutions for solar and electronic technologies; and technical specialties products including Crystex® insoluble sulfur, Santoflex® PPD antidegradants, Therminol® heat transfer fluids and Skydrol® aviation hydraulic fluids. Solutia's businesses are world leaders in each of their market segments. With its headquarters in St. Louis, Missouri, USA, the company operates globally with approximately 3,400 employees in more than 50 worldwide locations. More information is available at www.Solutia.com.

Source: Solutia Inc.
St. Louis
5/29/2012